Summary Prospectus
PBDIX
March 1 2011

T. Rowe Price U.S. Bond Index Fund
The fund seeks to match the total return performance of the U.S. investment-grade bond market.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2011, and Statement of Additional Information, dated March 1, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The fund seeks to match the total return performance of the U.S. investment-grade bond market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	0.50%

Maximum account fee	$10[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.30%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.00%

Total annual fund operating expenses	0.30%

a A $2.50 quarterly fee is charged to accounts with a balance of less than $10,000.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$31	$97	$169	$381

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33.9% of the average value of its portfolio.

T. Rowe Price	2

Investments, Risks, and Performance

Principal Investment Strategies  The fund uses a sampling strategy, investing substantially all fund assets in a range of bonds specifically represented in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index typically includes more than 6,000 investment-grade, fixed income securities with intermediate- to long-term maturities. The maturity range was 5.49 to 7.54 years for the last five years ended December 31, 2010, although it will vary with market conditions.

The fund’s strategy is to match the performance of the index net of fund expenses. Gross performance reflects the return of the fund’s investments without consideration of the fund’s expenses, whereas net performance reflects the return of the fund’s investments after all of the fund’s expenses have been deducted. This strategy means the fund will attempt to offset the expenses that it incurs (as of the date of this prospectus, the fund’s annual expense ratio is 0.30%) and seek to have its total return match the total return of the index.

Within each broad segment of the index, such as government bonds, mortgages, and corporate issues, the fund will select a set of U.S. dollar-denominated bonds that represents key benchmark traits. The most important of these traits are interest rate sensitivity, credit quality, and sector diversification, although other characteristics will be reflected. One or more of these traits will normally be given a slightly greater or lesser emphasis than its representation in the index.

The fund’s holdings will normally include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, and U.S. dollar-denominated securities of foreign issuers. Municipal bonds may also be included in the fund.

While there is no guarantee, the correlation between the fund and its index is expected to be at least 0.95. A correlation of 1.00 would mean the returns of the fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the fund are unrelated to movements in the index.

The fund may sell securities to better align its portfolio with the characteristics of its benchmark or to satisfy redemption requests. However, the fund is not required to sell specific securities that have been removed from its index.

Recent developments impacting the fund’s investment objective:

On February 3, 2011, the fund’s Board of Directors (Board) approved changing the fund’s investment objective so that the fund will seek to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market. However, this change to the fund’s investment objective must also be approved by the fund’s shareholders. Anyone who was a shareholder of the fund, as of the close of business on February 22, 2011, will have the opportunity to vote on the objective change by proxy or in person at a special shareholder meeting to be held on April 21, 2011.

Summary	3

If the objective change is approved by the fund’s shareholders, the fund’s Board has also approved changing the fund’s name to the T. Rowe Price U.S. Bond Enhanced Index Fund to better reflect its new investment objective. To implement the objective change, the fund’s current investment strategy to match the performance of the index net of fund expenses would broaden to seek returns that match or incrementally exceed the returns of the index net of fund expenses. While the fund’s portfolio would continue to be structured to have similar overall characteristics to the index, certain holdings would be adjusted in relation to the index in an effort to generate a modest amount of outperformance over the index. Based on the portfolio manager’s views as to the relative value or attractiveness of specific traits or sectors within the index, the fund would place a greater or lesser emphasis on certain index characteristics than their representation in the index. This could result in the fund being marginally underweight or overweight in certain sectors versus the benchmark or having a duration and interest rate exposure that differ slightly from those of the benchmark.

Assuming the necessary approval is obtained at the special shareholder meeting, it is expected that the change in the fund’s investment objective and name, as well as the corresponding changes in the fund’s investment strategy, will become effective on or around May 6, 2011.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Interest rate risk  This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of a fund, the greater the interest rate risk.

Credit risk  This is the risk that an issuer of a debt security or counterparty to an over-the-counter derivative could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Prepayment risk and extension risk  Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable fixed income securities more volatile.

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Tracking error  The fund does not attempt to fully replicate its benchmark index, which could result in fund performance not matching that of the index (referred to as “tracking error”). Tracking error can also result because the fund incurs fees and transaction expenses, while the index has no fees or expenses. The risk of tracking error is increased to the extent the fund’s efforts to match the performance of the index net of fund expenses are unsuccessful.

Liquidity risk  This is the risk that a fund may not be able to sell a security in a timely manner at a desired price.

The fund’s overall risk profile could increase slightly due to the investment objective change and enhancements to the fund’s investment strategy. The fund’s attempts to achieve incremental returns above the index could result in a greater chance of tracking error when compared to a fund that strictly follows a passive indexing strategy. In addition, the fund’s interest rate risk could increase to the extent it maintains a higher duration than the index, and its prepayment and extension risks could increase to the extent it overweights mortgage-backed securities and certain asset-backed securities relative to their allocations in the index.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Summary	5

Average Annual Total Returns
A	Periods ended
	December 31, 2010
Returns before taxes	1 Year	5 Years	10 Years
U.S. Bond Index Fund
Returns before taxes	6.35%	5.81%	5.66%
Returns after taxes on distributions	4.95	4.5	4.11
Returns after taxes on distributions
and sale of fund shares	4.12	4.33	3.99
Barclays Capital U.S. Aggregate Bond Index	6.54	5.8	5.84

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Robert M. Larkins	Chairman of Investment Advisory Committee	2007	2003

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Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information on these payments.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F134-045 3/1/11

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-10093	F134-040 3/1/11